UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2013

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

601 Lexington Avenue, 51st Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On September 20, 2013, ROI Acquisition Corp. II (the “Company”) consummated an initial public offering (the “Offering”) of 12,500,000 of its units (the “Units”). Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant (“Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds, before expenses, of $125,000,000.

Simultaneously with the consummation of the Offering, the Company consummated the private sale of an aggregate of 8,000,000 warrants (the “Private Placement Warrants”), each exercisable to purchase one-half of one share of Common Stock at $5.75 per half share ($11.50 per whole share), to the Company’s sponsor, GEH Capital, Inc. (the “Sponsor”), at a price of $0.50 per Private Placement Warrant, generating gross proceeds, before expenses, of $4,000,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering, except that the Private Placement Warrants (i) will not be redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and (ii) may not be transferred, assigned or sold, except to certain permitted transferees, until 30 days after the Company completes its initial business combination. Immediately after the closing of the Private Placement, the Sponsor transferred the Private Placement Warrants to Clinton Magnolia Master Fund Ltd., an affiliate of the Sponsor, which paid a purchase price of $4,000,000 for the Private Placement Warrants.

Approximately $125,000,000 of the proceeds from the Offering and the Private Placement were placed in a trust account at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the Offering if the Company is unable to consummate an initial business combination within 21 months from the closing of the Offering, or 24 months from the closing of the Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 21 months from the closing of the Offering.

An audited financial statement as of September 20, 2013 reflecting receipt of the proceeds received by the Company in connection with the closing of the Offering and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company is also including as exhibits to this Current Report on Form 8-K executed copies of its Amended and Restated Certificate of Incorporation, Registration Rights Agreement, Warrant Agreement, Letter Agreements and Investment Management Trust Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among the Registrant, GEH Capital, Inc. and the Holders signatory thereto, dated as of September 16, 2013.

4.2	Warrant Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of September 16, 2013.

10.1(a)	Letter Agreement among the Registrant, GEH Capital, Inc., Thomas J. Baldwin, Joseph A. De Perio, George E. Hall, Francis A. Ruchalski and Daniel A. Strauss, dated as of September 16, 2013.

10.1(b)	Letter Agreement between the Registrant and Thomas Barber, dated as of September 16, 2013.

10.1(c)	Letter Agreement between the Registrant and Jamal Mashburn, dated as of September 16, 2013.

10.1(d)	Letter Agreement between the Registrant and Tracy B. McKibben, dated as of September 16, 2013.

10.1(e)	Letter Agreement between the Registrant and Andrew Reilly, dated as of September 16, 2013.

10.2	Investment Management Trust Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of September 16, 2013.

99.1	Audited Financial Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 26, 2013

ROI ACQUISITION CORP. II

By:	/s/ Joseph A. De Perio
Joseph A. De Perio
President

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation.

4.1	Registration Rights Agreement among the Registrant, GEH Capital, Inc. and the Holders signatory thereto, dated as of September 16, 2013.

4.2	Warrant Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of September 16, 2013.

10.1(a)	Letter Agreement among the Registrant, GEH Capital, Inc., Thomas J. Baldwin, Joseph A. De Perio, George E. Hall, Francis A. Ruchalski and Daniel A. Strauss, dated as of September 16, 2013.

10.1(b)	Letter Agreement between the Registrant and Thomas Barber, dated as of September 16, 2013.

10.1(c)	Letter Agreement between the Registrant and Jamal Mashburn, dated as of September 16, 2013.

10.1(d)	Letter Agreement between the Registrant and Tracy B. McKibben, dated as of September 16, 2013.

10.1(e)	Letter Agreement between the Registrant and Andrew Reilly, dated as of September 16, 2013.

10.2	Investment Management Trust Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of September 16, 2013.

99.1	Audited Financial Statement.